UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549

                          ENERGY INCOME AND GROWTH FUND
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
           ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
           ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                           ---------------
                      Date of fiscal year end: NOVEMBER 30
                                               ---------------
                     Date of reporting period: MAY 31, 2007
                                               -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                          ENERGY INCOME AND GROWTH FUND
                               SEMI-ANNUAL REPORT
                      FOR THE SIX MONTHS ENDED MAY 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2007

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    5
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statements of Changes in Net Assets .......................................   10
Statement of Cash Flows ...................................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   13
Additional Information ....................................................   18
   Dividend Reinvestment Plan
   Proxy Voting Policies and Procedures
   Portfolio Holdings
   By-Law Amendments
   Submission of Matters to a Vote of Shareholders
   Advisory and Sub-Advisory Agreements
   Privacy Policy

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

      This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Fiduciary Asset Management, LLC ("Fiduciary" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

      Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Fiduciary and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

      There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

      Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

      This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

      By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by James J. Cunnane, Jr., the Senior Portfolio Manager of Fiduciary, the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

      It is important to keep in mind that the opinions expressed by Mr. Bowen and Mr. Cunnane are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in Energy Income and Growth Fund over the six-month period ended May 31, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased to be a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities in the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/James A. Bowen

James A. Bowen
President of Energy Income and Growth Fund
July 13, 2007

                  JAMES J. CUNNANE, JR., CFA
[PHOTO OMITTED]   MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER
                  MEMBER OF STRATEGY COMMITTEE AND INVESTMENT COMMITTEE

Mr. Cunnane joined Fiduciary Asset Management in 1996 and has 14 years of portfolio management and securities research experience. Mr. Cunnane has managed institutional and private client equity portfolios and has an industry leading role as portfolio manager of the master limited partnership assets of Fiduciary Asset Management, LLC ("Fiduciary"). He is actively involved with the Strategy Committee's macroeconomic assessment and top-down approach to portfolio management. Prior to joining Fiduciary, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA) and serves on the investment committee of the Archdiocese of St. Louis.

FIDUCIARY ASSET MANAGEMENT, LLC

Fiduciary Asset Management, LLC was founded in 1994 as an employee-owned investment management firm. The investment manager is a federally-registered investment advisor which manages a broad range of equity and fixed-income strategies, including both traditional and hedged strategies, for institutional and private wealth clients. Prior to 1994, Fiduciary was the internal asset management group for a large corporate pension plan for nearly 22 years. It continues to function as such plan's chief investment officer. The investment manager currently supervises and manages approximately $17 billion in client assets.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

ENERGY INCOME AND GROWTH FUND

The investment objective of Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund anticipates making quarterly distributions to shareholders, and seeks to provide its shareholders with an efficient vehicle to invest in Master Limited Partnerships ("MLPs") and related public entities in the energy sector which the Fund's Sub-Advisor believes offer opportunities for income and growth.

FUND RECAP

For the six-month period ending May 31, 2007, FEN's market value total return was 17.9%. On a net asset value ("NAV") basis, the return was 21.1%. This compares to a total return of 10.3% for the Standard & Poor's 500 Index and 0.6% for the Citigroup Broad Investment Grade Index over the same period.

As of May 31, 2007, the market price of the Fund was $28.11, a 7.7% discount to the NAV, which was $30.47. At the end of the last fiscal year, November 30, 2006, the market price was $24.49 versus the Fund's NAV of $25.88, representing a market price discount of 5.4%.

PERFORMANCE ANALYSIS

When considering the contrast between market value and NAV performance, it is important to consider the special tax structure of the Fund. The Fund gained substantial ground on an NAV basis, but the portfolio gains of the Fund were even higher. For every dollar earned by the Fund, the NAV tends to rise by a smaller amount. That is because the Fund is a taxable entity, meaning the Fund recognizes a deferred tax liability that accrues as the NAV of its portfolio appreciates. This ensures that the Fund's NAV reflects the after-tax value of the unrealized gains in the Fund's portfolio. With that said, the Fund retains those additional assets to manage until it sells the underlying securities, subsequently realizes any gains, and finally pays taxes on the securities sold.

A significant driver of Fund performance has been increases in the dividends paid to shareholders. The Fund initially paid investors a quarterly dividend of $0.325 per share. The last quarterly dividend paid was at a rate of $0.38 on April 30, 2007, representing a 6.5% increase on an annualized basis. Changes to the Fund's distribution policy announced in December 2006 better align it with the Fund's investment objective of high after-tax total return. The revised policy enables the Fund to generate distributions from both the cash flow received and the capital appreciation of portfolio securities.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

As in prior periods, we kept the Fund invested across the MLP market but maintained most of its exposure in just a few sectors. We perceived the best opportunities for investment to be within the midstream energy infrastructure sector, in which we had invested approximately 79.1% of the Fund's total investments as of May 31, 2007. Other sectors represented and their percentages of long-term investments as of May 31 are coal (9.5%), propane (6.8%), marine transportation (1.9%) and oil and gas production (2.7%).

Within the MLP universe, performance was reasonably consistent across sectors. A relatively new group, oil and gas production, was a powerful performer over the last six months. Our exposure in this area is minimal, but we are considering opportunities. The portfolio's coal MLPs, which detracted from performance in the prior fiscal year, performed well during this period in a rather volatile coal market. Six months ago there were concerns about coal because natural gas prices were down, and costs of equipment and labor were rising for coal operators. Prices of natural gas and coal tend to move together, since both are fuel sources for electric utilities, and they can often be substituted for one another. This year natural gas pricing has improved, and the price increases have flowed through to coal. In addition, some of the cost problems in coal have been mitigated. Accordingly, several of the Fund's coal MLPs, including Alliance Resource Partners, LP and Natural Resource Partners, LP, performed well.

A strong performer was Inergy, LP, a propane entity that also owns midstream storage capacity. Inergy, LP represented 6.8% of total investments as of May 31, 2007, through the Fund's ownership in its limited and general partner entities. Propane is weather-sensitive, tending to perform well in cold winters and hot summers. A cold winter, compared to recent warmer winters, was positive for both pricing and volume of propane. The general partnership units were especially strong; the underlying results benefit disproportionately from strong performance because of operational leverage.

One private holding, Clearwater Natural Resources, is a central Appalachian coal producer that detracted from NAV performance. This entity is privately-owned. The value of the Fund's investment was reduced in November 2006 and again in February 2007. The company has had some operational problems and, in order to stabilize the investment, the Sub-Advisor of this Fund, as well as some other owners, have become more involved in operations of the company, including driving significant management changes. The company is now in an improving mode, and we believe the investment will contribute to returns in the future.

Another negative was U.S. Shipping, a marine transportation MLP. U.S. Shipping is known as a Jones Act operator, named for 1920 legislation that restricts carriage of goods or passengers between U.S. ports to U.S. flagships with U.S. crews. U.S. Shipping takes products such as crude oil from big ocean-going tankers that deliver to Eastern seaboard ports and moves them to other parts of the country. The company developed a promising growth plan several years ago, but performance has been hampered by significant delays and cost overruns in one of its ships under construction. We believe the company's problems have now been resolved, and we expect it to perform well in the months ahead.

Additionally, the Fund's use of leverage added significantly to performance during this period. The cost of leverage was stable, reflecting stable short-term interest rates, and the use of borrowed funds enabled the Fund to increase its participation in the growing MLP market, which performed well.

MARKET RECAP

Market conditions were very positive over the trailing six-month period for two main reasons: strong MLP operating fundamentals and increasing demand for MLPs as an investment. In terms of fundamentals, a favorable commodities market has allowed many of the partnerships to increase distributions to unitholders. Using the Alerian MLP Index as a benchmark for the industry, distributions rose at an annualized rate of over 9% for the last six-month period, well above our expectation of long-term distribution growth, which is 4% to 6%. 1

MLPs have two main sources of distribution growth: organic growth and growth through acquisitions. Most partnerships are actively seeking to build or buy complementary assets, which can add to earnings. There has been substantial acquisition activity over the past few years, and it appears that acquisitions will set another record this year.

-------------
1 The Alerian MLP Index (NYSE: AMZ) measures the composite performance of the 50 most prominet energy master limited partnerships, and is calculated by Standard & Poor's using a float-adjusted, capitalization-weighted methodology.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

Changing market conditions are bringing new types of suitable assets into the MLP structure. For example, demand for storage capacity for natural gas and petroleum products has been increasing, possibly because people are aware of rising prices or possible disruptions in the supply chain. The owners of storage capacity, many of which are MLPs, are benefiting, not only from increased usage of their facilities, but also because growing demand gives them pricing power. Another example of a new type of asset is gasoline storage capacity needed for the multiple blends of gasoline mandated by environmental regulations for various markets. Since the existing gasoline infrastructure system was not designed to handle these multiple blends, MLPs are building new storage facilities to satisfy these new demands. MLPs also have the ability to acquire assets that are MLP-eligible but are not now in MLPs, such as pipelines, storage tanks or other infrastructure facilities. In some cases, these assets may be synergistic with a partnership's existing operations, or they may just add to earnings, making it possible for the partnerships to pay higher distributions to investors.

As stated above, another significant driver of rising MLP market prices is increasing demand for these attractive investment vehicles. MLPs as a category were redefined by the tax code enacted in 1986, yet this is still an emerging asset class. MLPs have not been widely owned by institutional investors, in part because of issues related to reporting for tax purposes and also because many of the partnerships did not have adequate market capitalization for large investors to establish meaningful positions. The partnerships have improved reporting practices and many have fairly large market caps, and now institutions such as pension funds are showing increasing interest, creating demand in excess of supply.

                                 SUB-ADVISOR Q&A

WHAT IS YOUR OUTLOOK FOR FUTURE GROWTH OF THE MLP MARKET?

We believe distribution growth and increased institutional demand will continue to drive MLP returns in the near term. Sophisticated investors are attracted to MLPs now that there are more investment vehicles and greater liquidity. The partnerships' growth prospects and current yields are generally higher than income-producing alternatives such as real estate investment trusts, municipal bonds or utility stocks, and MLPs offer some tax deferment features. Another reason for their growing appeal is that MLPs can help diversify an investor's portfolio because they do not correlate strongly with other asset classes.

The MLP asset class has continued to expand and diversify as we see consistent expansion of types of assets that are put into MLPs. Several years ago coal was a relatively new category; now we are seeing initial public offerings of MLPs that specialize in exploration and production. The key driver of this expansion is the recapitalization of lower growth, stable oil and gas-producing assets that can be effectively hedged in the financial or physical markets. Stable production volumes with long-term price visibility allows these partnerships to deliver on their distribution promises to shareholders, at the same time acquiring similar assets with their lower cost of capital.

ARE THERE OTHER CHANGES TO BE SEEN IN THE MLP MARKET, IN YOUR OPINION?

Traditionally, oil and gas exploration and production has not been considered a very suitable business for MLPs because the success level of exploration is relatively low and the commodity price risk is high. Instead, MLPs have owned relatively stable assets such as pipelines used for transportation of fuel. But recently, companies in the exploration business have been creating MLPs using mature oil fields that have been drilled for many years and will generally produce predictable streams over the next few years. In addition, companies can now hedge the price risk; this was not possible 10 years ago because hedging vehicles were not well developed. The mature fields, together with the price hedges, produce fairly stable cash flow.

WILL THE MLP MARKET CONTINUE TO BE ATTRACTIVE?

Generally, we have a positive outlook for the MLP market. Current prices seem reasonable, and there is considerable development in the market, with several new types of MLPs and related entities being introduced. We believe demand will remain strong, as improved reporting, and greater liquidity and market capitalization increase the appeal of MLPs to institutional investors. Nonetheless, following the outstanding performance in the MLP market over the last year, we feel that a degree of caution is appropriate, as there could be some short-term weakness in the market. We continue to believe that MLPs offer the best combination of current yield and growth potential available, with greater stability, higher yield and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

ENERGY INCOME AND GROWTH FUND
PORTFOLIO COMPONENTS (a)
MAY 31, 2007 (UNAUDITED)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


Coal                                               9.5%
Marine Transport                                   1.9%
Midstream Gas                                     42.9%
Midstream Oil                                     36.2%
Oil & Gas                                          2.7%
Propane                                            6.8%


(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2007 (UNAUDITED)

                                                                                         MARKET
  SHARES                                   DESCRIPTION                                    VALUE
---------  ------------------------------------------------------------------------   ------------

MASTER LIMITED PARTNERSHIPS - 159.9%

           OIL, GAS & CONSUMABLE FUELS - 159.9%
  225,090  Abraxas Energy Partners, L.P. (a) (b) (c) ..............................   $  3,749,999
  244,778  Abraxas Petroleum Corp. (a) (b) (c) ....................................        881,764
   56,540  Alliance Holdings GP, L.P ..............................................      1,622,698
  278,290  Alliance Resource Partners, L.P ........................................     12,214,148
  131,300  Atlas Pipeline Partners, L.P ...........................................      6,617,520
   51,210  Capital Product Partners L.P. (c) ......................................      1,305,855
  465,471  Clearwater Natural Resources, L.P. (a) (b) .............................      6,516,594
  586,402  Copano Energy, LLC .....................................................     25,660,952
  317,272  Crosstex Energy, L.P ...................................................     11,171,147
  106,910  Crosstex Energy, L.P. (a) (c) ..........................................      3,406,687
  100,860  DCP Midstream Partners, L.P ............................................      4,399,513
  115,971  Enbridge Energy Management, LLC (d) ....................................      6,434,105
   23,912  Enbridge Energy Partners, L.P ..........................................      1,334,290
  567,370  Energy Transfer Partners, L.P ..........................................     34,723,044
  597,388  Enterprise Product Partners, L.P .......................................     18,710,192
  107,143  Global Partners L.P. (a) (b) ...........................................      3,558,712
   73,100  Hiland Partners, L.P ...................................................      3,954,710
  250,000  Holly Energy Partners, L.P .............................................     12,540,000
  148,000  Inergy Holdings, L.P ...................................................      7,404,440
  385,275  Inergy, L.P ............................................................     14,020,157
  320,521  Kinder Morgan Energy Partners, L.P .....................................     17,692,759
   44,048  Kinder Morgan Management, LLC (d) ......................................      2,256,608
  117,634  Linn Energy, LLC (a) ...................................................      3,837,821
  461,756  Magellan Midstream Partners, L.P .......................................     21,411,626
  456,756  MarkWest Energy Partners, L.P ..........................................     15,758,082
   25,477  Martin Midstream Partners, L.P .........................................      1,058,569
  256,338  Natural Resource Partners, L.P .........................................      9,374,281
  186,726  NuStar Energy L.P ......................................................     12,335,120
  564,516  Plains All American Pipeline, L.P ......................................     34,971,766
   52,600  Regency Energy Partners, L.P ...........................................      1,367,600
   14,632  Targa Resources Partners L.P ...........................................        486,514
   14,000  Teekay LNG Partners, L.P ...............................................        505,540
    6,000  TransMontaigne Partners, L.P ...........................................        215,760
  219,319  U.S. Shipping Partners, L.P ............................................      4,035,470
  178,600  Williams Partners, L.P .................................................      8,701,392
                                                                                      ------------
           TOTAL MASTER LIMITED PARTNERSHIPS ......................................    314,235,435
                                                                                      ------------
           (Cost $161,897,479)

RIGHTS - 0.0%

           OIL, GAS & CONSUMABLE FUELS - 0.0%
       17  Clearwater Natural
              Resources, L.P. - Rights (a) (b) (c) ................................              0
                                                                                      ------------
           TOTAL RIGHTS ...........................................................              0
                                                                                      ------------
           (Cost $0)


Page 6                 See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007 (UNAUDITED)

                                                                                          MARKET
 SHARES                                    DESCRIPTION                                     VALUE
---------  ------------------------------------------------------------------------   --------------

WARRANTS - 0.1%

           OIL, GAS & CONSUMABLE FUELS - 0.1%
   48,956  Abraxas Petroleum Corp. - Warrants,
             Expiration 12/25/12 (a) (b) (c) ......................................   $      107,507
                                                                                      --------------
           TOTAL WARRANTS .........................................................          107,507
                                                                                      --------------
           (Cost $0)

           TOTAL INVESTMENTS - 160.0% .............................................      314,342,942
           (Cost $161,897,479) (e)

           NET OTHER ASSETS AND LIABILITIES - (24.4%) .............................      (47,902,900)
           LOAN OUTSTANDING - (5.6)% ..............................................      (11,000,000)
           SERIES A ENERGY NOTES PAYABLE - (17.3)% ................................      (34,000,000)
           SERIES B ENERGY NOTES PAYABLE - (12.7)% ................................      (25,000,000)
                                                                                      --------------
           NET ASSETS - 100.0% ....................................................   $  196,440,042
                                                                                      ==============

------------------------------------------------------------
(a) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(b) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Fair value is determined in accordance with procedures adopted by the Fund's Board of Trustees (See Note 2C).

(c)   Non-income producing security.

(d)   Non-income producing security which pays regular in-kind distributions.

(e)   Aggregate cost for federal income tax purposes is $152,874,344.


                       See Notes to Financial Statements.                 Page 7

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007 (UNAUDITED)


ASSETS
Investments, at value
  (Cost ($161,897,479) .............................................................................   $ 314,342,942
Cash ...............................................................................................       3,595,204
Interest rate cap (Cost $322,974) ..................................................................         383,380
Prepaid expenses ...................................................................................         798,688
Receivables:
  Income taxes .....................................................................................         439,207
  Interest .........................................................................................           8,462
  Dividends ........................................................................................          46,117
                                                                                                       -------------
    Total Assets ...................................................................................     319,614,000
                                                                                                       -------------
LIABILITIES:
Deferred income tax liability ......................................................................      52,250,210
Series A Energy Notes payable ......................................................................      34,000,000
Series B Energy Notes payable ......................................................................      25,000,000
Outstanding loan ...................................................................................      11,000,000
Payables:
  Income taxes .....................................................................................         404,765
  Investment advisory fees .........................................................................         225,110
  Interest and fees due on loan and Energy Notes ...................................................         139,200
  Audit and legal fees .............................................................................          57,383
  Printing fees ....................................................................................          50,748
  Administrative fees ..............................................................................          21,406
  Trustees' fees and expenses ......................................................................           6,747
  Transfer agent fees ..............................................................................           3,782
  Custodian fees ...................................................................................           1,395
Accrued expenses and other liabilities .............................................................          13,212
                                                                                                       -------------
    Total Liabilities ..............................................................................     123,173,958
                                                                                                       -------------
NET ASSETS .........................................................................................   $ 196,440,042
                                                                                                       =============
NET ASSETS CONSIST OF:
Accumulated net investment loss, net of income taxes ...............................................   $  (5,299,704)
Accumulated net realized gain (loss) on investments sold, net of income taxes ......................      (1,718,382)
Net unrealized appreciation (depreciation) of investments and interest rate cap, net of income taxes      99,201,846
Par value ..........................................................................................          64,470
Paid-in capital ....................................................................................     104,191,812
                                                                                                       -------------
    Net Assets .....................................................................................   $ 196,440,042
                                                                                                       =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ...............................   $       30.47
                                                                                                       =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ........       6,446,995
                                                                                                       =============


Page 8                 See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)

INVESTMENT INCOME:
Dividends .............................................................................................   $     58,707
Interest ..............................................................................................         55,611
                                                                                                          ------------
    Total investment income ...........................................................................        114,318
                                                                                                          ------------
EXPENSES:
Interest expense ......................................................................................      1,617,328
Investment advisory fees ..............................................................................      1,210,484
Administration fees ...................................................................................        116,784
Audit and legal fees ..................................................................................         99,940
Auction fees ..........................................................................................         74,569
Printing fees .........................................................................................         24,162
Trustees' fees and expenses ...........................................................................         17,236
Transfer agent fees ...................................................................................         16,962
Custodian fees ........................................................................................         10,078
Other .................................................................................................        106,229
                                                                                                          ------------
    Total expenses ....................................................................................      3,293,772
                                                                                                          ------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES .............................................................     (3,179,454)
    Current income tax expense - other ..................................................      (176,088)
    Deferred federal income tax benefit .................................................       932,071
    Deferred income tax expense - other .................................................       352,429
                                                                                           ------------
    Total income tax benefit ..........................................................................      1,108,412
                                                                                                          ------------
NET INVESTMENT LOSS ...................................................................................     (2,071,042)
                                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments before taxes ..................................................        373,981
    Deferred federal income tax expense .................................................      (130,897)
    Deferred income tax benefit - other .................................................            10
                                                                                           ------------
    Total income tax expenses .........................................................................       (130,887)
                                                                                                          ------------
Net realized gain (loss) on investments ...............................................................        243,094
                                                                                                          ------------
Net change in unrealized appreciation (depreciation) on:
    Investments .......................................................................................     55,822,773
    Interest rate cap transaction .....................................................................         83,201
                                                                                                          ------------
Net change in unrealized appreciation (depreciation) ..................................................     55,905,974
                                                                                                          ------------
    Deferred federal income tax expense .................................................   (19,538,249)
    Deferred income tax expense - other .................................................       (82,405)
                                                                                           ------------
    Total income tax expense ..........................................................................    (19,620,654)
                                                                                                          ------------
Net change in unrealized appreciation (depreciation) of investments and interest rate cap .............     36,285,320
                                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  INTEREST RATE TRANSACTION ...........................................................................     36,528,414
                                                                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................................   $ 34,457,372
                                                                                                          ============


                    See Notes to Financial Statements.                    Page 9

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                                ENDED            YEAR
                                                                                              05/31/07           ENDED
                                                                                             (UNAUDITED)      11/30/2006
                                                                                            -------------    -------------
OPERATIONS:
Net investment loss .....................................................................   $  (2,071,042)   $  (3,228,662)
Net realized gain (loss) on investments .................................................         243,094          671,112
Net change in unrealized appreciation (depreciation) on investments and interest rate cap      36,285,320       33,042,795
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................      34,457,372       30,485,245
                                                                                            -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital .......................................................................      (4,867,483)      (8,864,619)
                                                                                            -------------    -------------
Total distributions to shareholders .....................................................      (4,867,483)      (8,864,619)
                                                                                            -------------    -------------
Net increase (decrease) in net assets ...................................................      29,589,889       21,620,626

NET ASSETS:
Beginning of period .....................................................................     166,850,153      145,229,527
                                                                                            -------------    -------------
End of period ...........................................................................   $ 196,440,042    $ 166,850,153
                                                                                            =============    =============
Accumulated net investment income (loss) at end of period ...............................   $  (5,299,704)   $  (3,228,662)
                                                                                            =============    =============


Page 10                See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations, after income tax expense ..........   $  34,457,372
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
  Changes in assets and liabilities:
    Increase in investments, at value (a) ...............................................     (58,398,377)
    Increase in interest rate cap (b) ...................................................         (28,162)
    Increase in dividends receivable ....................................................         (42,357)
    Decrease in prepaid expenses ........................................................          22,227
    Decrease in receivable for investment securities sold ...............................         618,580
    Decrease in interest payable on loan and Energy Notes ...............................         (22,706)
    Increase in income tax payable ......................................................         170,973
    Increase in investment advisory fees payable ........................................          41,345
    Decrease in audit and legal fees payable ............................................         (91,215)
    Increase in printing fees payable ...................................................           4,138
    Increase in administrative fees payable .............................................           3,417
    Increase in transfer agent fees payable .............................................           3,782
    Increase in Trustees' fees and expenses payable .....................................           6,747
    Decrease in accrued expenses ........................................................         (25,537)
    Increase in deferred income tax liability ...........................................      18,376,355
                                                                                            -------------
CASH USED BY OPERATING ACTIVITIES .......................................................                    $  (4,903,418)
CASH FLOWS FROM FINANCING ACTIVITIES:
    Distributions paid ..................................................................      (4,867,483)
    Issuance of loan ....................................................................      14,400,000
    Repayment of loan ...................................................................      (3,400,000)
                                                                                            -------------
CASH PROVIDED BY FINANCING ACTIVITIES ...................................................                        6,132,517
                                                                                                             -------------
Increase in cash ........................................................................                        1,229,099
Cash at beginning of period .............................................................                        2,366,105
                                                                                                             -------------
Cash at end of period ...................................................................                    $   3,595,204
                                                                                                             =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest ................................................                    $   1,643,339


--------------------------------------------------------------------
(a) Includes net changes in unrealized appreciation on investments of $55,822,773.

(b) Includes net changes in unrealized appreciation on interest rate cap of $83,201.


                       See Notes to Financial Statements.                Page 11

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                SIX MONTHS
                                                                   ENDED               YEAR            YEAR             PERIOD
                                                                 05/31/07              ENDED           ENDED             ENDED
                                                                (UNAUDITED)         11/30/2006      11/30/2005       11/30/2004(a)
                                                                -----------        -----------     -----------      --------------
Net asset value, beginning of period ........................   $     25.88        $     22.53     $     21.34      $     19.10(b)
                                                                -----------        -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .........................................         (0.32)             (0.50)          (0.34)           (0.13)
Net realized and unrealized gain (loss) on investments and
interest rate cap ...........................................          5.67               5.23            2.86             2.74
                                                                -----------        -----------     -----------      -----------
Total from investment operations after income tax ...........          5.35               4.73            2.52             2.61
                                                                -----------        -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain on investments ............................            --                 --           (0.88)              --
Return of capital. ..........................................         (0.76)             (1.38)          (0.45)           (0.33)
                                                                -----------        -----------     -----------      -----------
Total from distributions ....................................         (0.76)             (1.38)          (1.33)           (0.33)
                                                                -----------        -----------     -----------      -----------
Common Shares offering costs charged to paid-in capital .....            --                 --              --            (0.04)
                                                                -----------        -----------     -----------      -----------
Net asset value, end of period ..............................   $     30.47        $     25.88     $     22.53      $     21.34
                                                                ===========        ===========     ===========      ===========
Market value, end of period .................................   $     28.11        $     24.49     $     20.92      $     22.12
                                                                ===========        ===========     ===========      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d) ...............         21.13%             22.23%          11.96%(f)        13.53%
                                                                ===========        ===========     ===========      ===========
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ..................         17.90%             24.57%           0.29%           12.38%
                                                                ===========        ===========     ===========      ===========
Net assets, end of period (in 000's) ........................   $   196,440        $   166,850     $   145,230      $   136,993
---------------------------------------------------------------------------
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
 Including current and deferred income taxes
   before waiver (g) ........................................         24.30%(h)          14.47%           8.62%           18.38%(h)
 Including current and deferred income taxes after waiver (g)         24.30%(h)          14.29%           8.31%           18.09%(h)
 Excluding current and deferred income taxes
   before waiver ............................................          3.65%(h)           3.63%           2.64%            2.20%(h)
 Excluding current and deferred income taxes
   after waiver .............................................          3.65%(h)           3.45%           2.33%            1.91%(h)
 Excluding current and deferred income taxes and
   interest expense after waiver ............................          1.86%(h)           1.76%           1.57%            1.36%(h)

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
 Net investment loss ratio before tax expenses ..............         (3.52)%(h)         (3.26)%         (2.29)%          (1.49)%(h)
 Net investment loss ratio including tax expenses (i) .......        (24.18)%(h)        (14.10)%         (8.27)%         (17.67)%(h)
 Portfolio turnover rate ....................................             1%                17%             38%              35%

DEBT:
Total Energy Notes outstanding ($25,000 per note) ...........         2,360              2,360           1,360              N/A
Principal amount and market value per Energy Note (j) .......   $    25,021        $    25,069     $    25,074              N/A
Asset coverage per Energy Note (k) ..........................   $   108,237        $    95,699     $   131,786              N/A
Total loan outstanding (in 000's) ...........................   $    11,000                N/A             N/A      $    30,000
Asset coverage per $1,000 senior indebtedness (l) ...........   $    18,858                N/A             N/A      $     5,566
---------------------------------------------------------------------------

(a) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d)   Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price per share, all based on Common Share market price per share.

(f) In 2005, the Fund received reimbursements from the investment advisor and sub-advisor. This reimbursement had no effect on the Fund's total returns.

(g) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(h)   Annualized.

(i) Includes tax expenses associated with each component of the Statement of Operations.

(j)   Includes accumulated and unpaid interest.

(k) Calculated by subtracting the Fund's total liabilities (not including the Energy Notes) from the Fund's total assets, and dividing by the outstanding Energy Notes.

(l) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding senior indebtedness.

N/A   Not applicable.


Page 12                See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the American Stock Exchange.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund will focus on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Fiduciary Asset Management, LLC (the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund determines the net asset value of its Common Shares as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, no less frequently than weekly on Friday of each week. Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not readily available, fair market value is based on prices of comparable securities. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

C. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the average daily gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund currently holds the restricted securities shown in the following table. The Fund does not have the right to demand that such securities be registered. Restricted securities are valued at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

                                                         CARRYING
                                                         VALUE PER     CURRENT       5/31/07
                              ACQUISITION                  SHARE      CARRYING       MARKET         % OF
SECURITY                          DATE        SHARES      5/31/07       COST          VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------
Clearwater Natural
  Resources, L.P.               08/01/05       465,471   $   14.00   $ 8,601,560   $ 6,516,594       3.32%

Clearwater Natural
  Resources, L.P. - Rights      08/01/05            17        0.00          0.00             0       0.00

Abraxas Energy Partners L.P.    05/25/07       255,090       16.66     3,749,999     3,749,999       1.91

Abraxas Petroleum Corp.         05/25/07       244,778        3.60       937,500       881,764       0.45

Abraxas Petroleum Corp.
  Warrants                      05/25/07        48,956        2.20          0.00       107,507       0.05

Global Partners L.P.            05/09/07       107,143       33.21     2,950,183     3,558,712       1.81
                                             ---------               -----------   -----------       ----

                                             1,121,455               $16,239,242   $14,814,576       7.54%
                                             =========               ===========   ===========       ====

D. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income.

Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly reduce the amount of realized loss upon the sale of the Common Shares. A reduction in the shareholder's basis will increase the realized gain or reduce the amount of realized loss upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $4,867,483 paid during the six months ended May 31, 2007, have been characterized as return of capital for tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2007 calendar year end. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

E. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain.

For the six months ended May 31, 2007, distributions of $4,867,483 received from MLPs have been classified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes is calculated in accordance with SFAS No. 109 ACCOUNTING FOR INCOME TAXES and consists of the following:

Current federal income taxes ...................................   $         --
Current other taxes ............................................        176,088
Deferred federal income taxes ..................................     18,737,075
Deferred other income taxes ....................................       (270,034)
                                                                   ------------
Total income tax expense .......................................   $ 18,643,129
                                                                   ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2006, the Fund had a net operating loss for federal and state income tax purposes of $9,122,635 and $80,866, respectively. The Fund's 2006 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of May 31, 2007 are as follows:

DEFERRED TAX ASSETS:
Federal net operating loss .....................................   $  6,324,592
State net operating loss .......................................        114,688
State income taxes .............................................         34,833
Other ..........................................................        234,506
                                                                   ------------
Total deferred tax assets ......................................      6,708,619
Less: valuation allowance ......................................       (114,688)
                                                                   ------------
Net deferred tax assets ........................................   $  6,593,931
                                                                   ============

DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities ......................   $ 58,844,141
                                                                   ------------
Total deferred tax liabilities .................................     58,844,141
                                                                   ------------
Total net deferred tax liabilities .............................   $ 52,250,210
                                                                   ============

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate .......................   $ 18,585,175
State income taxes, net ........................................         50,860
Change in valuation allowance ..................................         25,231
Other ..........................................................        (18,137)
                                                                   ------------
Total ..........................................................   $ 18,643,129
                                                                   ============

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

G. INTEREST RATE CAP:

The Fund has entered into an interest rate cap transaction with Lehman Brothers Special Financing Inc. for the purpose of limiting the impact that higher short-term interest rates would have on the leverage costs of the Fund. The transaction has a notional amount of $34,000,000, a cap rate of 5.00% per annum and a termination date of May 3, 2010 and is marked to market with the change in value reflected in "Net change in unrealized appreciation (depreciation) on interest rate cap transaction" on the Statement of Operations. The initial cost of the transaction, $552,500, was capitalized and is being amortized to expense on a straight line basis over the term of the transaction.

H. ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Fiduciary Asset Management, LLC serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust.

On April 13, 2007, Piper Jaffray Companies announced a definitive agreement to acquire Fiduciary for approximately $66 million in cash (the "Acquisition"). Subject to certain approvals, the Acquisition is expected to be completed during 2007. The Acquisition, if completed, will result in a change of control of Fiduciary which would constitute an assignment of the sub-advisory agreement among the Fund, Fiduciary and First Trust, thus having the effect under the 1940 Act of automatically terminating the sub-advisory agreement. The Board of Trustees of the Fund has been evaluating the Fund's alternatives.

PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per investment company for the first 14 investment companies of the First Trust Fund Complex and an annual retainer of $7,500 per investment company of each subsequent investment company added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Independent Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2007, the Funds paid each Independent Trustee an annual retainer of $10,000, which included compensation for all board and committee meetings.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2007, were $12,511,904 and $2,680,806, respectively.

As of May 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $163,245,077 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,776,479.

                                5. COMMON SHARES

As of May 31, 2007, 6,446,995 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

                                 6. ENERGY NOTES

The Fund's Declaration of Trust authorizes the issuance of notes as determined by the Board of Trustees without the approval of Common Shareholders. As of May 31, 2007, the Fund has 1,360 Series A Energy Notes and 1,000 Series B Energy Notes outstanding at a principal value of $25,000 per note. The principal amounts of the Series A and Series B Energy Notes will be due and payable on March 2, 2045 and March 30, 2046, respectively. The Series A and Series B Energy Notes offering costs of $158,761 and $99,326 and commissions of $340,000 and $250,000, respectively, were capitalized and are being amortized to expense on a straight line basis over the term of each of the Series A and Series B Energy Notes.

An auction of the Series A Energy Notes is generally held every 28 days. An Auction of the Series B Energy Notes is generally held every 7 days. The Series A and Series B Energy Notes will pay interest at annual rates that may vary for each auction rate period. Existing note holders may submit an order to buy, sell or hold such notes on each auction date.

The Series A Energy Notes annual interest rate in effect as of May 31, 2007 was 5.253%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates during the six months ended May 31, 2007, were 5.284% and 5.253%, respectively, and the average interest rate was 5.266%.

The Series B Energy Notes annual interest rate in effect as of May 31, 2007 was 5.263%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates during the six months ended May 31, 2007, were 5.294% and 5.253%, respectively, and the average interest rate was 5.268%.

                               7. CREDIT AGREEMENT

The Fund has a credit agreement with the Custodial Trust Company of Bear Stearns, under which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $30,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. For the six months ended May 31, 2007, the average amount outstanding was $4,111,789 with a weighted average interest rate of 6.32%. This credit agreement has no maturity date and can be paid or called at any time. As of May 31, 2007, the Fund had $11,000,000 in outstanding borrowings under this credit agreement.

                             8. RISK CONSIDERATIONS

The Fund intends to invest at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

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ADDITIONAL INFORMATION
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                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

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ADDITIONAL INFORMATION - (CONTINUED)
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                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                BY-LAW AMENDMENTS

On December 12, 2005, June 12, 2006 and December 11, 2006, the Board of Trustees of the Fund approved certain changes to the ByLaws of the Fund which may have the effect of delaying or preventing a change in control of the Fund, including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not approved by the Fund's shareholders. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was held on April 16, 2007. At the Annual Meeting, Trustee Keith was elected for a one-year term; Trustees Erickson and Kadlec were elected for two-year terms; and Trustees Bowen and Nielson were elected for three-year terms. The number of votes cast in favor of James A. Bowen was 5,872,316, the number of votes withheld was 36,612 and the number of abstentions was 538,067. The number of votes cast in favor of Niel B. Nielson was 5,869,239, the number of votes withheld was 39,689 and the number of abstentions was 538,067. The number of votes cast in favor of Richard E. Erickson was 5,871,089, the number of votes withheld was 37,839 and the number of abstentions was 538,067. The number of votes cast in favor of Thomas R. Kadlec was 5,871,155, the number of votes withheld was 37,773 and the number of abstentions was 538,067. The number of votes cast in favor of Robert F. Keith was 5,871,766, the number of votes withheld was 37,162 and the number of abstentions was 538,067.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

    BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
                             SUB-ADVISORY CONTRACTS

The Board of Trustees of Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Fiduciary Asset Management, LLC (the "Sub-Advisor"), at a meeting held on March 12, 2007. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

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ADDITIONAL INFORMATION - (CONTINUED)
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                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor meets the Fund's investment objective. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups, noting that the Advisor peer group contained only three peer funds, and also discussed the limitations in creating a relevant peer group for the Fund, including the difficulties in comparing funds using different types of leverage. Based on the information provided, the Board noted that the Fund's management fees were in the second quintile of the Lipper peer group and were the lowest in the Advisor peer group, and also noted that the Fund's expense ratio was in the fifth quintile of Lipper peer group and was the highest in the Advisor peer group. The Board noted that the Lipper data reflected a fee waiver that is no longer in effect. The Board also considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund and noted that the Advisor pays the Sub-Advisor out of the advisory fees it receives from the Fund. Finally, the Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients.

The Board also considered the Fund's performance for the one-year, two-year and since-inception periods ended December 31, 2006, as applicable, as compared to the performance of relevant benchmark indices and to a performance universe selected by Lipper. The Board noted that the Fund's performance was in the fourth quintile of the performance universe for all periods and that the Fund underperformed its benchmark indices for the one-year and since-inception periods. The Board also considered performance data provided by the Advisor for the one-year and since-inception periods, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class. The Board concluded that the Fund's performance was reasonable, particularly in light of the strong absolute performance of the Fund.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure but had not identified any economies of scale realized by the Fund and had indicated that, because the Fund is a closed-end fund that is not issuing more shares other than pursuant to its dividend reinvestment plan, the Advisor believed that any discussion of economies of scale was not meaningful. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2006, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not unreasonable in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be attenuated.

The Board considered the Sub-Advisor's representation that economies of scale are not as evident in regards to closed-end funds since the assets are fixed and that any economies of scale realized by the Sub-Advisor will be across a variety of products and services and not only in respect to the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not

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ADDITIONAL INFORMATION - (CONTINUED)
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                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

unreasonable in light of the services provided to the Fund. The Board considered the fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered the Sub-Advisor's summary of its soft-dollar policies and procedures.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "FUND") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

o     Information about your transactions with us, our affiliates or others;

o     Information we receive from your inquiries by mail, e-mail or telephone;
      and

o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

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                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

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


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

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)      Not Applicable

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this
         Item in the  registrant's  most  recently  filed annual  report on Form
         N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ENERGY INCOME AND GROWTH FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              AUGUST 6, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              AUGUST 6, 2007
    ----------------------------------------------------------------------------

By (Signature and Title)*  /S/ MARK R. BRADLEY
                           -----------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller,
                           Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date              AUGUST 6, 2007
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.